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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 8, 2007


                            CAS MEDICAL SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-13839                 06-1123096
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


              44 East Industrial Road, Branford, Connecticut 06405 (Address of principal executive offices, including zip code)


                                 (203) 488-6056
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 8, 2007, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the results of operations and financial condition for the first quarter ended March 31, 2007.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is furnished as part of this report:

99.1        Press Release dated May 8, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CAS MEDICAL SYSTEMS, INC.


Date: May 8, 2007                        By: /s/ Jeffery A. Baird
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                                             Jeffery A. Baird
                                             Chief Financial Officer
                                             and Principal Accounting Officer